EXHIBIT 10.33
                                                                  -------------

                          ASK JEEVES TRADEMARK LICENSE

This Ask Jeeves Trademark License (the "Agreement") is entered into as of (the "Effective Date") between the parties below:

Heartsoft, Inc. ("Licensee")
3101 N. Hemlock Circle
Broken Arrow, OK 74102

Signature:  /s/ Juanita L. Seng
            -------------------
Print Name: Juanita L. Seng

Title:  Vice President, Sales and Marketing

ASK JEEVES, INC. ("Ask Jeeves")
5858 Horton Street, Suite 350
Emeryville, CA 94608

Signature:   /s/ Cynthia Pevehouse
             ---------------------
Print Name:  Cynthia Pevehouse

Title:  General Counsel

Date:  September 8, 2000

TERM:  Twelve months.

Ask Jeeves desires to permit Licensee to use certain Ask Jeeves trademarks, logos or service marks listed on attached Authorized Use Forms ("Marks"). The Marks and the permitted uses of the Marks will be as set forth in those Authorized Use Forms which are signed by Ask Jeeves.

PROCESS.

LICENSEE REQUEST. Licensee may request Ask Jeeves' permission to use Marks for certain specified purposes. Licensee's request will include specifics about the requested Mark(s) and the specific media in which Licensee desires to use the Mark.

ASK JEEVES APPROVAL. Following each Licensee request, Ask Jeeves will determine in its sole discretion if it approves the proposed use, and if it approves the use then Ask Jeeves will complete and executive an Authorized Use Form (in the form attached to this Agreement) showing the Mark which Licensee may use and describing the nature of the permitted use.

APPROVAL OF PROOFS. Prior to Licensee's use of the Marks as permitted under the executed Authorized Use Form, Licensee will submit to Ask Jeeves a proof showing the use of the Mark. Ask Jeeves shall have the right to approve the use and quality of reproduction, and request additional information related to Licensee's use of the Mark. Licensee shall comply with Ask Jeeves' requests for changes to the Mark's use.

LICENSEE USE. After Ask Jeeves approves a use of the Marks under the above subsections, Licensee may use the Marks in that manner. Licensee may continue to use the Marks in that manner (for instance, if use in a print advertisement was approved, Licensee may continue to use the Marks in that advertisement in additional publications) while this Agreement is in effect. Additional uses require additional signed Authorized Use Forms.
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RESTRICTIONS. Licensee agrees it will not use the Marks (a) in association with any material that is pornographic, obscene, defamatory, violent, or otherwise objectionable (including without limitation using the Marks on any advertisement which contains this type of material or use of the Marks in any publication or web page or site which contains this type of material); or (b) in any manner which reflects poorly on or may damage the goodwill associated with or reputation of Ask Jeeves, the Marks, or Ask Jeeves' products or services.

LICENSE. Subject to Licensee's compliance with the terms of this Agreement, Ask Jeeves grants License a limited, non-exclusive, non-transferable right to use the Marks as described in Authorized Use Forms signed by Ask Jeeves.

OWNERSHIP. Ask Jeeves owns, and will retain ownership of, all Marks and no ownership interest is transferred by this Agreement or otherwise. All goodwill in and to the Marks shall inure to Ask Jeeves' benefit.

TERM AND TERMINATION. This Agreement remains in effect until the expiration of the term listed above or until terminated under this Section 5. Either party may terminate this Agreement at any time, for any reason, by giving the other party thirty days written notice. Ask Jeeves may terminate this Agreement immediately if it determines in its sole discretion that Licensee's use of the Marks would result in any damage to the reputation or goodwill associated with the Marks, Ask Jeeves, or Ask Jeeves' products or services. Following termination, Sections 4, 6, 7, and 8 will survive.

WARRANTY DISCLAIMER. ASK JEEVES EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND OR NATURE, WHETHER EXPRESS, IMPLIED OR STATUTORY, RELATING TO THE MARKS, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF TITLE, NON-INFRINGEMENT, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

LIMITATION OF LIABILITY. EXCEPT FOR LICENSEE'S BREACH OF SECTIONS 1 THROUGH 4, NEITHER PARTY WILL BE LIABLE FOR ANY LOSS OF USE, INTERRUPTION OF BUSINESS, LOST PROFITS, OR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY KIND REGARDLESS OF THE FORM OF ACTION WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT PRODUCT LIABILITY, OR OTHERWISE, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL ASK JEEVES' LIABILITY TO LICENSEE EXCEED TEN THOUSAND DOLLARS. THE EXISTENCE OF ONE OR MORE CLAIMS WILL NOT ENLARGE THIS LIMIT. THE PARTIES ACKNOWLEDGE AND AGREE THAT (A) THIS SECTION IS AN ESSENTIAL ELEMENT OF THE AGREEMENT AND THAT IN ITS ABSENCE, THE ECONOMIC TERMS OF THIS AGREEMENT WOULD BE SUBSTANTIALLY DIFFERENT, (B) THAT THIS SECTION IS SEVERABLE FROM THE AGREEMENT, AND (C) THAT THIS SECTION WILL SURVIVE ANY TERMINATION OF THIS AGREEMENT.

MISCELLANEOUS. Each party hereto is an independent contractor of the other and neither is an employee, agent, contractor or joint venturer of the other. Neither party shall make any commitment, by contract or otherwise, binding upon the other or represent that it has any authority to do so. This Agreement is not assignable or transferable by Licensee without the prior written consent of Ask Jeeves and any attempt to do so shall be void. Any notice, report, approval or consent required or permitted under this Agreement shall be in writing to the address specified above. Any waiver by either party of any breach of this Agreement, whether express or implied, shall not constitute a waiver of any other or subsequent breach. No provision of the Agreement will be waived by any act, omission or knowledge of a party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving party. If any provision of this Agreement is adjudged by any court of competent jurisdiction to be unenforceable or invalid, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall be deemed to have been made in, and shall be construed pursuant to the laws of the State of California and the United States without regard to conflicts of laws provisions thereof. Any suit or proceeding arising out of or relating to this Agreement
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shall be commenced in a federal court in the Northern District of California or in state court in Alameda County, California, and each party irrevocably submits to the jurisdiction and venue of such courts. Any waivers or amendments shall be effective only if made in writing signed by an officer of the respective parties authorized to bind the parties. Both parties agree that this Agreement is the complete and exclusive statement of the mutual understanding of the parties, and supersedes and cancels all previous written and oral agreements and communications relating to the subject matter of this Agreement.


                     AUTHORIZED USE FORM - TRADEMARK LICENSE

This Authorized Use Form is a part of the Ask Jeeves Trademark License to which it is attached.

LICENSEE:         Heartsoft

MARKS APPROVED FOR USE:

Heartsoft is permitted to use the AJKids logo and Ask Jeeve's Butler character ("Jeeves") in conjunction with Licensee's character, Sidney, on a page on the web site as specified below.

MANNER OF USE:

Heartsoft is permitted to use the AJKids logo and Jeeves in conjunction with Licensee's character Sidney, on a page on the web site , in a format similar to the attached Exhibit A dated 8/28/00 (the "Draft Exhibit"). Upon the written approval, from Ask Jeeves, of the final design and layout, Licensee may display the approved design on the web page and the Draft Exhibit will be replaced with the approved design and layout and thereafter referenced under this Agreement as Exhibit A. Licensee may not display the Draft Exhibit or any other unapproved design on the web page.

Changes required to be made to the Draft Exhibit include, but may not be limited to:

The Ask Jeeves Butler Character ("Jeeves") may not be redrawn or modified in any way and must have the appearance represented on the attached Exhibit B. Jeeves must be shown as saying "May I ask what you're searching for, Sydney?", rather than as shown in the Draft Exhibit.
Sydney must refer to "Ask Jeeves for Kids" - not just "Ask Jeeves"
"Search the Web" must be replaced with "Have a Question? Just type it in and click Ask!" AJKids logo needs to appear larger.

         TERMINATION: Ask Jeeves may terminate this License at any time for any reason by providing Licensee written notice of any such termination. Upon termination, Licensee shall remove all Ask Jeeves logos, trademarks, service marks or any other markings that are the property of Ask Jeeves and are included in the design represented by Exhibit A.

         AGREED

         Heartsoft  ("Licensee")
         3101 N. Hemlock Circle
         Broken Arrow, OK 74012

Signature: /s/ Juanita L. Seng
          ------------------------------
Print Name: Juanita L. Seng

Title:  Vice President, Sales and Marketing


Ask Jeeves, Inc. ("Ask Jeeves")
5858 Horton Street, Suite 350
Emeryville, CA 94608

Signature: /s/ Cynthia Pevehouse
          ------------------------------
Print Name: Cynthia Pevehouse

Title:  General Counsel

Date:  September 8, 2000